EXHIBIT 99.1





                            EZCOMM ENTERPRISES, INC.

                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                         SIX MONTHS ENDED JUNE 30, 2005

                                    UNAUDITED






                                    CONTENTS

Pro-forma Consolidated Balance Sheet ..................................        1

Pro-forma Consolidated Statement of Deficit ...........................        2

Pro-forma Consolidated Statement of Operations ........................        3

Notes to Pro-forma Consolidated Financial Statements ..................    4 - 5

EZCOMM ENTERPRISES, INC.
Pro-Forma Consolidated Balance Sheet
June 30, 2005
Unaudited

                                      EZCOMM ENTER-      EUGENE                      EZCOMM ENTER-   EZCOMM ENTER-
                                       PRISES, INC.   SCIENCE, INC.                   PRISES, INC.    PRISES, INC.
                                          (US)          (KOREA)                           (US)            (US)
                                         MAY 31,        JUNE 30,        PRO-FORMA      PRO-FORMA        DEC. 31,
                                          2005            2005         ADJUSTMENTS   JUNE 30, 2005        2004
                                      ------------    ------------    ------------    ------------    ------------
ASSETS
CURRENT
    Cash and cash equivalents .....   $       --      $     58,018    $       --      $     58,018    $     36,681
    Accounts receivable ...........           --         2,405,187            --         2,405,187       2,721,287
    Inventory .....................           --            39,168            --            39,168          15,094
    Advance to a related company ..           --         1,169,500            --         1,169,500         925,251
    Prepaid and sundry assets .....           --           194,088            --           194,088         170,682
                                      ------------    ------------    ------------    ------------    ------------


                                              --         3,865,961            --         3,865,961       3,868,995

PROPERTIES AND EQUIPMENT ..........           --         9,384,232            --         9,384,232       9,780,104
INVESTMENTS .......................           --           531,470            --           531,470         588,584
INTANGIBLE ASSETS .................           --           176,323            --           176,323         186,398
                                      ------------    ------------    ------------    ------------    ------------


                                      $       --      $ 13,957,986    $       --      $ 13,957,986    $ 14,424,081
                                      ============    ============    ============    ============    ============

LIABILITIES
CURRENT
    Accounts payable ..............   $      1,412    $  6,594,454    $       --      $  6,595,866    $  5,696,758
    Rental deposits ...............           --           154,880            --           154,880         156,016
    Loans payable - current portion           --        10,249,831            --        10,249,831      10,512,246
    Advances from shareholder
           and officer ............         70,470            --              --            70,470           6,169
    Due to related parties ........           --              --              --              --              --
                                      ------------    ------------    ------------    ------------    ------------
                                            71,882      16,999,165            --        17,071,047      16,371,189
ACCRUED SEVERANCE .................           --           475,907            --           475,907         426,367
DEPOSITS ..........................           --         1,561,868            --         1,561,868       1,768,344
LOANS PAYABLE .....................           --           313,879            --           313,879         336,774
                                      ------------    ------------    ------------    ------------    ------------

                                            71,882      19,350,819            --        19,422,701      18,902,674
                                      ------------    ------------    ------------    ------------    ------------

STOCKHOLDERS' EQUITY
    CAPITAL STOCK .................          3,537       2,786,822      (2,786,822)          3,537       2,538,572
    PAID IN CAPITAL ...............      1,827,815      13,433,273         883,588      16,144,676      12,688,523
    ACCUMULATED OTHER
         COMPREHENSIVE LOSS .......           --        (1,676,818)           --        (1,676,818)     (1,676,719)
    ACCUMULATED DEFICIT ...........     (1,903,234)    (19,936,110)      1,903,234     (19,936,110)    (18,028,969)
                                      ------------    ------------    ------------    ------------    ------------

                                           (71,882)     (5,392,833)           --        (5,464,715)     (4,478,593)
                                      ------------    ------------    ------------    ------------    ------------

                                      $       --      $ 13,957,986    $       --      $ 13,957,986    $ 14,424,081
                                      ============    ============    ============    ============    ============

EZCOMM ENTERPRISES, INC.
Pro-Forma Consolidated Statement of Deficit
Six  Months  Ended June 30, 2005
Unaudited


                          EZCOMM ENTER-      EUGENE                      EZCOMM ENTER-   EZCOMM ENTER-
                           PRISES, INC.   SCIENCE, INC.                   PRISES, INC.    PRISES, INC.
                              (US)          (KOREA)                           (US)            (US)
                             MAY 31,        JUNE 30,        PRO-FORMA      PRO-FORMA        DEC. 31,
                              2005            2005         ADJUSTMENTS   JUNE 30, 2005        2004
                          ------------    ------------    ------------    ------------    ------------
ACCUMULATED DEFICIT -
    BEGINNING OF PERIOD   $ (1,895,811)   $(18,028,969)   $  1,895,811   $(18,028,969)   $(14,293,380)

    Net Income (Loss) .         (7,423)     (1,907,141)          7,423     (1,907,141)     (3,735,589)
                          ------------    ------------    ------------   ------------    ------------


ACCUMULATED DEFICIT
    - END OF PERIOD ...   $ (1,903,234)   $(19,936,110)   $  1,903,234   $(19,936,110)   $(18,028,969)
                          ============    ============    ============   ============    ============

EZCOMM ENTERPRISES, INC.
Pro-Forma Consolidated Statement of Operations
Six Months Ended June 30, 2005
Unaudited


                                      EZCOMM ENTER-     EUGENE                     EZCOMM ENTER-  EZCOMM ENTER-
                                       PRISES, INC.  SCIENCE, INC.                  PRISES, INC.   PRISES, INC.
                                          (US)         (KOREA)                         (US)           (US)
                                         MAY 31,       JUNE 30,      PRO-FORMA      PRO-FORMA       DEC. 31,
                                          2005           2005       ADJUSTMENTS   JUNE 30, 2005       2004
                                      -----------    -----------    -----------    -----------    -----------

REVENUE
    Manufacturing ..................   $      --      $   294,791    $      --      $   294,791    $ 2,328,320
    Merchandise ....................          --          221,523           --          221,523        528,604
                                       -----------    -----------    -----------    -----------    -----------

                                              --          516,314           --          516,314      2,856,924
                                       -----------    -----------    -----------    -----------    -----------

COST OF SALES
    Manufacturing ..................          --          238,229           --          238,229      2,225,390
    Merchandise ....................          --          175,541           --          175,541        806,040
                                       -----------    -----------    -----------    -----------    -----------

                                              --          413,770           --          413,770      3,031,430
                                       -----------    -----------    -----------    -----------    -----------

GROSS PROFIT (LOSS) ................          --          102,544           --          102,544       (174,506)
                                       -----------    -----------    -----------    -----------    -----------

EXPENSES
    Salaries, employee
       benefits, and
       retirement allowance ........          --          473,195           --          473,195        859,044
    Research and development .......          --          215,022           --          215,022        401,599
    Professional fees ..............          --          121,222           --          121,222        159,664
    Travel .........................          --           86,215           --           86,215         65,690
    Repairs and maintenance ........          --           42,466           --           42,466         60,037
    Office and general .............         7,423         28,827         (7,423)        28,827         81,007
    Utilities ......................          --           25,566           --           25,566         56,656
    Advertising,
       promotion, and
       entertainment ...............          --           16,409           --           16,409        151,024
    Bad debts ......................          --            8,147           --            8,147         62,476
    Insurance ......................          --            4,043           --            4,043         16,588
    Rent ...........................          --            2,956           --            2,956          5,280
    Foreign exchange ...............          --             --             --             --               61
    Depreciation ...................          --          195,858           --          195,858        342,912
                                       -----------    -----------    -----------    -----------    -----------

                                             7,423      1,219,926         (7,423)     1,219,926      2,262,038
                                       -----------    -----------    -----------    -----------    -----------

OPERATING LOSS .....................        (7,423)    (1,117,382)         7,423     (1,117,382)    (2,436,544)
                                       -----------    -----------    -----------    -----------    -----------

OTHER INCOME (EXPENSES)
    Net rental income ..............          --           72,505           --           72,505        142,178
    Miscellaneous income ...........          --           16,268           --           16,268          7,488
    Financing fees .................          --          (32,422)          --          (32,422)       (57,731)
    Interest expense - net .........          --         (835,351)          --         (835,351)    (1,229,901)
    Interest - other ...............          --             --             --             --         (151,141)
    Loss on write down of equipment           --             --             --             --           (9,938)
    Loss on disposition of equipment          --          (10,759)          --          (10,759)          --
                                       -----------    -----------    -----------    -----------    -----------

                                              --         (789,759)          --         (789,759)    (1,299,045)
                                       -----------    -----------    -----------    -----------    -----------

NET  LOSS ..........................   $    (7,423)   $(1,907,141)   $     7,423    $(1,907,141)   $(3,735,589)
                                       ===========    ===========    ===========    ===========    ===========

EZCOMM ENTERPRISES, INC.
Notes to Pro-Forma  Consolidated Financial Statements
June 30, 2005


1.       BASIS OF PRESENTATION:

         These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

         The reverse takeover at September 1, 2005 whereby Ezcomm Enterprises, Inc. ("EZCE"), (the legal parent), issued 272,790,948 common shares in return for 89.5% of all outstanding common shares of Eugene Science, Inc. ("ESI") a Korean company (the acquirer for accounting purposes). As a result of this transaction, the former shareholders of ESI received approximately 88.5% ownership of EZCE. After the transaction, EZCE has 308,159,748 common shares issued and outstanding.

         The pro-forma consolidated financial statements are based on the balance sheets of the following:

         a)       EZCE as at May 31, 2005 (audited).

         b)       ESI as at June 30,  2005  (unaudited)  and  December  31, 2004
                  (audited).

         The pro-forma consolidated financial statements include the statement of earnings for the following:

         a)       EZCE for the six months ended May 31, 2005 (unaudited).

         b) ESI for the six months ended June 30, 2005 (unaudited) and for the year ended December 31, 2004 (audited).

         The pro-forma consolidated balance sheet as at June 30, 2005 and December 31, 2004 gives effect to the transactions as at September 1, 2005 and the pro-forma statement of earnings for the six months ended June 30, 2005 and year ended December 31, 2004 gives effect to the transactions as if they had taken place at the beginning of each period.

EZCOMM ENTERPRISES, INC.
Notes to Pro-Forma  Consolidated Financial Statements
June 30, 2005


1.       BASIS OF PRESENTATION (CONT'D)

         The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

2.       PRO-FORMA ADJUSTMENTS:

         To record the consolidation of EZCE with ESI including:

         a)       The  merger  of  EZCE  and  ESI  was   accounted  for  as  the
                  recapitalization of EZCE, with the net assets of ESI brought forward at their historical basis.

         b) To eliminate the pre-acquisition shareholders' equity of EZCE at June 30, 2005.